Combination with Tutor-Saliba April 3, 2008 Exhibit 99.1

Forward-looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of
1995, including, but not limited to, statements relating to timing of and satisfaction of conditions to the merger, whether any of the anticipated benefits of the merger will be realized, including future revenues, future net income, future cash flows, future competitive positioning and business synergies, future acquisition cost savings, future expectations that the merger will be accretive to GAAP and cash earnings per share, future market demand, future benefits to stockholders, future debt payments and future economic and industry conditions. Words such as “expect”, “estimate”, “project”, “budget”, “forecast”,
“anticipate”, “intend”, “expect”, “plan”, “may”, “will”, “could”, “should”, “believe”, “predict”, “potential”, “continue” and similar expressions are also intended to identify forward-looking statements. The companies believe that their expectations are reasonable and are based on reasonable assumptions. However, such forward-looking statements by their nature involve risks and uncertainties that could cause actual results to differ materially from the results predicted or implied by the forward-
looking statement. The potential risks and uncertainties include, but are not limited to: potential difficulties that may be encountered in integrating the merged businesses; the ability to integrate the businesses in a timely and cost-efficient manner; the ability to realize the expected synergies resulting for the transaction in the amounts or in the timeframe anticipated; potential uncertainties regarding market acceptance of the combined company, uncertainties as to the timing of the merger, approval of the transaction by the stockholders of the companies and the satisfaction of other closing conditions to the transaction, including the receipt of regulatory approvals; competitive responses to the merger; an economic downturn; changes in the each company’s book of business; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers, other business partners or government entities; each company’s compliance with government contract procurement regulations; each company’s ability to procure government contracts; each company’s reliance on government appropriations, the ability of the government to unilaterally terminate either company’s contracts; each company’s ability to make accurate estimates and control costs; each company’s ability to win or renew contracts; each company’s and its partners’ ability to bid on, win perform and renew contracts and projects;
environmental issues and liabilities; liabilities for pending and future litigation, the impact of changes in laws and regulations;
a decline in defense spending; industry competition; each company’s ability to attract and retain key individuals; employee, agent or partner misconduct; risks associated with changes in equity-based compensation requirements; each company’s leveraged position and ability to service its debt; risks associated with international operations; business activities in high security risk countries; third party software risks; terrorist and natural disaster risks; each company’s relationships with its labor unions; each company’s ability to protect its intellectual property rights; anti-takeover risks and other factors discussed more fully in Perini’s Form 10-K for its year ended December 31, 2007 as well as in the Proxy Statement of Perini to be filed, and other reports subsequently filed from time to time, with the Securities and exchange Commission. These forward-
looking statements represent only Perini’s current intentions, beliefs or expectations, and any forward-looking statement speaks only as of the date on which it was made. Perini assumes no obligation to update any forward-looking statements.

Additional Information
In connection with the proposed transaction, Perini will file with the Securities and Exchange Commission a proxy statement and will mail proxy statements to its shareholders. Shareholders are encouraged to read the proxy statement regarding the proposed transaction when it becomes available because it will contain important information. Shareholders will be able to obtain a free copy of the proxy statement, as well as other filings made by Perini regarding Perini, Tutor-Saliba and the proposed transaction, without charge, at the Securities and Exchange Commission’s Internet site (http://www.sec.gov). In addition, shareholders may obtain free copies of the documents filed with the SEC by Perini by contacting Perini’s Investor
Relations at 310-477-9800. You may also find information about the merger transaction at www.perini.com
Perini, Tutor-Saliba and their directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of Perini in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the proxy statement of Perini described above. Additional information regarding the directors and executive officers of Perini is also included in Perini’s proxy statement for its 2007 Annual Meeting of Stockholders, which was filed with the SEC on April 17, 2007. These documents are available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at Perini as described above.

3 Company Participants Mike Klein, Chairman of the Special Committee Ronald Tutor, Chairman & CEO Robert Band, President & COO Ken Burk, Sr. Vice President and CFO

Transaction Overview
Purchase Price &
Consideration
100% stock consideration
Issuance of 23.0 million Perini shares to Tutor-Saliba
Assumption of estimated net debt of $10 million
(1)
Pro Forma Ownership
55% Perini Corporation (“Perini") shareholders
45% Tutor-Saliba Corporation (“Tutor-Saliba") shareholders
Pro Forma Impact
Expected to be accretive to diluted EPS in first full fiscal year of combined operations
Approvals Required
Standard regulatory and government approvals
Perini shareholder approval
Board of Directors Tutor-Saliba to nominate two new directors (one to be appointed at a later date); Board will initially consist of 10 directors
Expected Closing
Q3 2008
Other Terms
All shares controlled by Ron Tutor locked-up for 6 months and
70% locked-up for the longer of 5 years or until below 20%
Discretionary voting for 20% of Perini shares controlled by Ron
Tutor; other shares controlled by Ron Tutor voted in proportion with Perini shareholders
Tax Implications
Tax free for all Perini shareholders
(1)  Estimated assumed indebtedness, net of cash, at closing

Transaction Rationale
Highly Complementary Business Models
Accelerates Perini’s Growth Profile
Enhances Leadership Positions in Key Growth Markets
Increases Size, Scale and Diversity
Maintains Existing Strong Financial Position
Presents Attractive Synergy Opportunities
Creates the premier publicly traded civil and commercial
construction services firm in the US

0
5
10
15
20
25
30
35
40
1977 1980 1985 1990 1995 2000 2005 Present
0
500
1,000
1,500
2,000
2,500
3,000
3,500
Cummulative JV Project Value Cummulative Number of JV Projects
Perini and Tutor-Saliba – a History of Partnership
Successful partnership since 1977
Completed over 35 projects as JV partners with aggregate project value of over $3 billion
History of significant profitability as a partnership with an average gross profit margin of approximately 6%
1997: Ron Tutor
joins Perini as
COO and
Director
2000: Ron
Tutor becomes
Perini’s CEO
and Chairman
1987: $176 million
Lexington Ave JV
1996: $248
million SFO Intl
Terminal JV
2001: $317
million Jamaica
Station JV

Highly Complementary Business Models
Leading commercial contractor in
gaming and hospitality; leading
healthcare contractor in California
Highly-respected brand in Eastern
U.S. civil construction
Leading U.S government contractor
with worldwide urgent response and
remote capabilities
Predominantly private client base
Highly scalable business model with
subcontractor relationships and
alliances
Contributes additional resources,
experience and relationships in Las
Vegas
Leading Western U.S. civil
contractor
Leading contractor in Guam with a
highly defensible market position
and attractive market opportunity
Significant public works success
and experience
Integrated business model with
significant self perform capabilities

Tutor-Saliba Overview
60 year history of providing civil infrastructure and commercial construction services to government and private sector clients
Focused on delivering large, complex projects in the range of $100 million to in excess of $1 billion
Well positioned in key growth markets
Civil infrastructure
Gaming and hospitality
Guam
Leading presence in
California
Nevada
Guam
Expected FY2008 revenue and operating income of $1.4 – $1.5 billion and
$85 – $95 million, respectively
2,200 employees as of 12/31/07

Tutor-Saliba Segment Overview
Domestic Civil Domestic Commercial International
Focused on the construction,
repair and replacement of
public infrastructure
Strong presence in
California
Focused on hospitality and
gaming construction
services end-market
A leader in the California
and Nevada markets
Focused on delivering civil
and commercial construction
services in Guam, primarily
to the U.S. military
#1 private employer in Guam
with substantial local
infrastructure
Wynn Encore, Las Vegas
$1.3 billion
Home Depot, Guam
$22 million
I-80, San Francisco
$250 million
UCLA Westwood Hospital, Los Angeles
$540 million
LAX Runway and Taxiway Improvements
$260 million
British Embassy, Manila
$19 million

Expected CAGR: 26% - 29%

Expected CAGR: 58% - 68%

Expected CAGR: 62% - 73%

1.2
1.4-1.5
1.9-2.0
2007A 2008E 2009E
60
150 -170
90-100
2007A 2008E 2009E
55
145-165
85-95
2007A 2008E 2009E
5%
6%
8%
2007A 2008E 2009E
Expected Tutor-Saliba Financial Performance
Revenue ($bn) EBITDA ($mm)
Operating Profit ($mm) Operating Profit Margin (%)
~
~

Integrated Construction Services Provider
Pre-Construction
Services
Commercial
Construction
Civil
Construction
Pre-Construction
Services
Civil
Construction
International
Contracting
Commercial
Construction
International
Contracting
Tutor-Saliba brings a similar integrated approach to contracting, while adding additional self-performance service capabilities
Electrical
Mechanical /
Plumbing
Aggregates

Accelerated Growth Profile
Tutor-Saliba’s resource pool and relationships will allow Perini to continue to expand in gaming and hospitality construction,
particularly in Las Vegas
Expanded self-performance capabilities enables the combined
company to capture a greater share of higher margin work
Increased exposure to the California and Nevada civil
infrastructure opportunity
Industry-leading combined bonding capacity provides new project opportunities and expansion of JV relationships
Leading contractor in rapidly growing Guam construction market
The combination with Tutor-Saliba positions Perini
to accelerate our earnings growth

Enhances Leadership
Positions in Key Growth Markets
Broadens U.S. footprint and adds significant execution expertise
U.S. public infrastructure spending is expected to remain strong, supported by the $286 billion SAFETEA-LU Act
California and New York, two of the combined company’s core
markets, have recently issued nearly $50 billion of new bond issues to fund public infrastructure projects
Civil
International
Expands International opportunity set through Tutor-Saliba’s leading market position in Guam
More than $15 billion of expected infrastructure investment in
Guam by 2014; predominantly self performed work utilizing existing local infrastructure and labor force
Source:  U.S. Department of Transportation, Nevada Gaming Commission
Commercial
Adds capacity, relationships and self performance capabilities to
Perini’s leading commercial construction franchise
Over $17 billion of gaming and hospitality projects targeted to be awarded by 2009
Non-residential construction expected to grow 15% to $1.33 trillion by 2011; focus on education, healthcare and industrial

Perini Backlog Tutor-Saliba Backlog Total Targeted Projects
Significant Pro Forma
Backlog and Targeted Projects
The combined company will have approximately $50 billion in
combined backlog and near-term targeted projects
Over $40 billion of targeted
projects 2008 and 2009
$9 billion of backlog as of 12/31/07

Increases Size, Scale and Diversity
Source: public filings and Engineering News Record estimates
(1)     Based on most recent fiscal year revenue
Substantially expands revenue, EBITDA, backlog and new
business opportunities
Creates largest US-listed civil and commercial general
contractor
(1)
Adds geographic diversity
Augments U.S. Building and Civil footprint, while expanding
international presence
Leadership positions in the Northeast, Southeast and
Southwest regions
Extends customer base by adding key new public and private
relationships
Enhances service portfolio and self performance capabilities

The Civil Opportunity
Tutor-Saliba has a long, demonstrated history of consistent profitability on civil projects
~15% average gross margin over last 10 years
Opportunity to enhance and stabilize Perini Civil margins
Substantial management depth in Tutor-Saliba Civil
Opportunity to leverage / share resources and best practices
Tutor-Saliba’s management will lead the combined civil business
Combined size and scale, and one of the largest equipment fleets in the
U.S., enhances ability to compete and execute the largest civil projects in the U.S.
Significant enhanced national footprint
Substantial combined surety bonding capacity
Provides capability for larger civil book of business and expanded JV relationships

Attractive Synergy Opportunities
Share best practices and leverage management resources
Utilize Perini’s hospitality/gaming platform
Leverage Tutor-Saliba’s superior civil platform
Bring PMSI management and resources to Tutor-Saliba’s Guam
operation
Increased capabilities in higher margin self-perform
Electrical and mechanical services, manufacturer of both
concrete and aggregates
Corporate executive presence relocated to Las Vegas in 2009 and will target enhanced efficiencies of scale

Integration Plan
Jointly developed integration plan utilizing best practices from both companies
Consolidate corporate offices and co-locate executive
management team
Tutor-Saliba gaming and hospitality integrated into Perini platform
Perini civil led by Tutor-Saliba’s management
Guam operations led by PMSI management
Seamless integration due to history of JV
cooperation and history of successful acquisitions

Perini

INCORPORATED 1960

RUDOLPH AND SLETTEN

GENERAL AND ENGINEERING CONTRACTORS

Cummings General Contractors

A Perini Company

CHERRY HILL CONSTRUCTION INC.

History of Successful Acquisitions
Acquired in January 2003
$98 million in revenue when acquired,
growing to $297 million in 2007
Improved position in education and
municipal construction end-markets in
Florida
Enhanced diversity of geographic
presence building segment
Acquired in October 2005
$697 million in revenue when
acquired, growing to $1.25 billion in
2007
Expanded position in corporate
campuses and healthcare,
pharmaceutical, biotech, and high-
tech projects
Successful transitioned into Native
American hospitality and gaming
related construction
James A. Cummings, Inc.
Acquired in January 2005
Expanded equipment fleet on the East
coast
Strengthened civil construction
capabilities in the Mid-Atlantic

Strong Financial Position
1,946
73
624
$510
Estimated
Pro Forma
12/31/07
Market Capitalization
(2)
Debt
Liquidity
(1)
Cash and Cash Equivalents
($ in millions)
Substantial pro forma liquidity
6% total debt / total capitalization
Enhanced access to surety bonding
(1)  Cash and unfunded revolving credit facility
(2)  As of April 1, 2008

Financial Highlights & Guidance
The transaction is expected to be slightly dilutive to FY2008 EPS and accretive to the first full fiscal year (FY2009) diluted EPS
Reiterate FY2008 guidance of $3.50 – $3.75 for combined company
Initiate FY2009 revenue and EPS guidance of $7.3 – $7.8 billion and
$4.00 – $4.20, respectively
Expected combined EPS growth between 10% – 20% for FY2010
Full Year 2008E
~3%
$150 – $165
$5.0 – $5.4
Perini
~6%
$85 – $95
$1.4 – $1.5
Tutor-Saliba
Operating Margin (%)
Operating Profit ($mm)
Revenue ($bn)

The Combined Perini Tutor-Saliba
$9 billion pro forma backlog and $40 billion of targeted projects
Pre-eminent gaming and hospitality contractor
Leading and profitable civil construction services provider
Expanded international platform with compelling growth profile
Strong financial position and industry-leading access to surety bonding
Attractive growth opportunities
Focused, experienced management team with significant depth
The combination of Perini and Tutor-Saliba creates
the premier publicly traded civil and commercial
construction services firm in the US

23 Q&A